NATIXIS OAKMARK INTERNATIONAL FUND

Supplement dated September 30, 2016 to the Prospectus and Statement of Additional Information of the Natixis Oakmark International Fund (the “Fund”), each dated May 1, 2016, as may be revised and supplemented from time to time.

Effective immediately, Robert A. Taylor no longer serves as portfolio manager of the Fund. David G. Herro remains as portfolio manager of the Fund. Accordingly, effective immediately, all references to Mr. Taylor and corresponding disclosure related to Mr. Taylor in the Fund’s Prospectus and Statement of Additional Information are hereby deleted.